UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 27, 2014

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, zip code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

As disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Exar Corporation (“Exar” or “We”) on May 29, 2014 (the “Original Form 8-K”), Image Sub Limited (“Sub”), a Cayman Islands exempted company and wholly owned subsidiary of Exar, completed a tender offer in which it acquired approximately 92% of the outstanding ordinary shares of Integrated Memory Logic Limited (“iML”) at a price of NT$91.00 per share in cash. Pursuant to the terms and conditions set forth in that certain Merger Agreement, dated April 26, 2014, by and between Sub and iML, Sub intends to conduct a second-step merger in which Sub will merge with and into iML, and the remaining outstanding ordinary shares of iML will be converted into the right to receive NT $91.00 per share in cash. When complete, the gross transaction value is currently estimated to be approximately NT$6.8 billion (approximately US$224 million), or NT $2.8 billion (approximately US$91 million), net of cash acquired.

As part of the Original Form 8-K, Exar indicated that the financial information required by Item 9.01 will be filed by amendment within 71 days following the date that the Form 8-K was required to be filed. This Form 8-K/A contains the required financial statements and pro forma financial information and should be read in conjunction with the Original Form 8-K.

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of iML as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 are filed as Exhibit 99.1 to this Amendment No. 1.

(b)	Pro Forma Financial Information.

The pro forma unaudited financial information with respect to Exar Corporation’s acquisition of iML is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

23.1*	Consent of Deloitte & Touche, Independent Auditors of Integrated Memory Logic Limited and Subsidiaries.

99.1*	Audited consolidated financial statements of Integrated Memory Logic Limited and Subsidiaries as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

99.2*	Unaudited pro forma condensed combined financial statements as of and for the year ended March 30, 2014.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAR CORPORATION
(Registrant)
Date: August 6, 2014	/s/ Ryan A. Benton
Ryan A. Benton
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT LIST

Exhibit Number	Description of Exhibit

23.1*	Consent of Deloitte & Touche, Independent Auditors of Integrated Memory Logic Limited and Subsidiaries.

99.1*	Audited consolidated financial statements of Integrated Memory Logic Limited and Subsidiaries as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

99.2*	Unaudited pro forma condensed combined financial statements as of and for the year ended March 30, 2014.

* Filed herewith.